UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

Shutterstock, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 20th Floor

New York, NY 10118

(Address of principal executive offices, including zip code)

(646) 710-3417

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Share Purchase Agreement

On May 1, 2024, Shutterstock, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Garnett-Saunders Pty Ltd, Draconis Holdings Pty Ltd and Ta’eed Felah Pty Ltd (collectively, the “Sellers”) and Shutterstock AUS EMU Pty Ltd., a wholly owned indirect subsidiary of the Company (“Purchaser”), pursuant to which the Sellers have agreed to sell, and Purchaser has agreed to purchase (the “Acquisition”), all of the issued and outstanding capital stock of Envato Pty Ltd. (“Envato”).

The aggregate consideration payable by the Company in connection with the Acquisition, after customary working capital and other adjustments in accordance with the terms of the Purchase Agreement is approximately $245 million.

The Purchase Agreement contains customary representations, warranties, indemnification rights and obligations and termination rights of the Company, Purchaser, the Sellers and Envato that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.

The Purchase Agreement also contains customary covenants of the parties, including, among others, (i) providing for the operation of Envato’s business between the execution of the Purchase Agreement and the closing of the Acquisition, (ii) certain restrictive covenants of the parties, (iii) the parties’ efforts to obtain necessary approvals from governmental agencies, (iv) the Purchaser’s and Company’s efforts to obtain financing for the Acquisition and (v) the Purchaser providing continuing employees of Envato certain financial (and other) benefits outlined in the agreement, in each case, subject to certain exceptions as described in the Purchase Agreement.

The transaction is anticipated to close in the third quarter of 2024, subject to regulatory approvals and other customary closing conditions.

The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary does not purport to be complete and is subject to, and is qualified in its entirety by, the full text, terms and conditions of the Purchase Agreement. The Purchase Agreement includes representations, warranties and covenants of the parties thereto made solely for purposes of the Purchase Agreement and which may be subject to important qualifications and limitations agreed to by the parties thereto in connection with the negotiated terms of the transaction and the Purchase Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the parties thereto rather than establishing matters as facts.

Item 2.02	Results of Operations and Financial Conditions

On May 2, 2024, the Company issued a press release announcing its financial results for the fiscal period ended March 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On May 2, 2024, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided above in “Item 2.02 Results of Operations and Financial Condition” is incorporated by reference in this Item 7.01.

The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

Debt Commitment Letter

On May 1, 2024, in connection with the execution of the Purchase Agreement, the Company entered into a commitment letter (the “Debt Commitment Letter”) with Bank of America, N.A., BofA Securities, Inc., Citibank, N.A., Wells Fargo Bank, N.A. and Citizens Bank, N.A. (collectively, the “Commitment Parties”). The Debt Commitment Letter provides that the Commitment Parties have agreed to provide the Company with debt financing in connection with the Acquisition comprised of (i) a senior unsecured term loan facility in an aggregate principal amount of $125.0 million and (ii) a senior unsecured revolving credit facility in an aggregate principal amount of $250.0 million. The funding of the debt financing pursuant to the Debt Commitment Letter is contingent on the satisfaction of certain conditions set forth therein, including negotiation and execution of the definitive debt financing agreement contemplated by the Debt Commitment Letter and the Acquisition being consummated substantially contemporaneously with the initial funding of the debt financing. The proceeds from the debt financing will be used by the Company: (i) to finance the consideration, and related transaction costs, due in connection with the Acquisition, (ii) to repay certain existing indebtedness and (iii) for general corporate purposes of the Company and its subsidiaries.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Stock Purchase Agreement, dated May 1, 2024.

99.1	Press release titled “Shutterstock Reports First Quarter 2024 Financial Results”, dated May 2, 2024.

99.2	Press release titled “Shutterstock enters into Definitive Agreement to Acquire Envato”, dated May 2, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Certain exhibits and schedules have been omitted, and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Examples of forward-looking statements include, but are not limited to, statements regarding guidance, industry prospects, future business, future results of operations or financial condition, new or planned features, products or services, management strategies and our competitive position. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Such risks and uncertainties include, among others, uncertainties as to the timing to consummate the Acquisition; the risk that a condition to closing the Acquisition may not be satisfied; potential litigation relating to the Acquisition that could be instituted; the effects of disruption to our or the target’s respective businesses; the impact of transaction costs; our ability to achieve the benefits from the Acquisition; our ability to effectively integrate the acquired operations into our operations following the Acquisition; our ability to retain and hire key target personnel; the effects of any unknown liabilities; and the risks discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in other documents that the Company may file from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained in this Form 8-K and the exhibits attached hereto. The forward-looking statements contained in this Form 8-K and the exhibits attached hereto are made only as of this date or the date made and the Company assumes no obligation to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: May 2, 2024	By:	/s/ Jarrod Yahes
Jarrod Yahes
Chief Financial Officer